Contract Liabilities	12 Months Ended
Dec. 31, 2021
Revenue from Contract with Customer [Abstract]
Contract Liabilities	CONTRACT LIABILITIES
As further explained in Note 13, “Related Party Transactions”, the Company entered into certain agreements with Humana under which the Company receives administrative payments in exchange for providing care coordination services at certain clinics licensed to the Company over the term of such agreements. The Company’s contract liabilities balance related to these payments from Humana was $6.1 million and $5.3 million of December 31, 2021 and December 31, 2020, respectively. The short-term portion is recorded in deferred revenue and the long-term portion is recorded in deferred revenue, net of current portion. The Company recognized $1.5 million and $0.2 million in revenue from contract liabilities recorded during the year ended December 31, 2021 and December 31, 2020.
A summary of significant changes in the contract liabilities balance during the period is as follows:

(in thousands)	Deferred revenue
Balance as at December 31, 2019	$—
Increases due to amounts collected	5,450
Revenues recognized from current period increases	(185)

Balance as at December 31, 2020	5,265
Increases due to amounts collected	2,300
Revenues recognized from current period increases	(1,506)

Balance as at December 31, 2021	$6,059

Of the December 31, 2021 contract liabilities balance, the Company expects to recognize the following amounts as revenue in the succeeding years:

Years ended December 31,	Amount (in thousands)
2022	$1,815
2023	1,940
2024	1,755
2025	424
2026	125

Total	$6,059